Exhibit 10.4

Execution Version

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 01
TO
PURCHASE ORDER CONTRACT FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

This Amendment No. 01 to the Purchase Order Contract for the Sale of Liquefaction Train System (this “Amendment”), dated as of February 27, 2026 (the “Effective Date”), is entered into by and between Venture Global CP2 LNG, LLC, a Delaware limited liability company (“Buyer”), and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Buyer and Seller are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Buyer and Seller are Parties to that certain Purchase Order Contract for the Sale of Liquefaction Train System, dated as of December 13, 2024 (the “Agreement”); and

WHEREAS, Buyer and Seller desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.Amendment.

1.1The definition of Performance Delay Liquidated Damages Cap in Clause 1.1 of Appendix A (General Terms and Conditions) to the Agreement shall be deleted in its entirety and the following definition shall be inserted in its place:

““Performance Delay Liquidated Damages Cap” means: (a) in respect of each Liquefaction Train, an amount equal to (i) [***] of the Aggregate Performance Delay Liquidated Damages Cap in respect of each of the first [***] Liquefaction Trains to be performance tested and (ii) [***] of the Aggregate Performance Delay Liquidated Damages Cap in respect of each of the subsequent [***] Liquefaction Trains to be performance tested; and (b) in respect of the Liquefaction Train System Production Capacity Performance Guarantee and the LNG Quality Performance Guarantee, collectively, an amount equal to [***].”
2.Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns. Nothing express or implied in this

Execution Version
Amendment No. 01 is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment No. 01.

3.Effect of Amendment. Except as expressly set forth herein, this Amendment No. 01 shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
4.No Oral Modifications. No oral or written modification, amendment or supplement of this Amendment No. 01 by any officer, agent or employee of Seller or Buyer, either before or after execution of this Amendment No. 01, shall be of any force or effect unless such modification, amendment, or supplement is in writing and is signed by both Parties.

5.Arbitration and Governing Law. Clauses 20.2 and 21 of the Agreement shall apply to this Amendment No. 01, mutatis mutandis.
6.Counterparts. This Amendment No. 01 may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

Execution Version

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment No. 01 under proper authority as of the date first above written.

Baker Hughes Energy Services, LLC	Venture Global CP2 LNG, LLC

By: /s/ Jeffrey Hoke	By: /s/ Keith Larson

Name: Jeffrey Hoke	Name: Keith Larson

Title: Project Director	Title: General Counsel

/s/ SSUE

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